STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2001-2

Distribution Number	17
Beginning Date of Accrual Period	20-Feb-03
End Date of Accrual Period	19-Mar-03
Distribution Date	20-Mar-03
Previous Distribution Date	20-Feb-03

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advances/Reimbursements
Principal Collections	18,527,148.28
Interest Collections (net of servicing fee)	3,739,046.91
Servicing Fee	207,978.67
Skip-A-Pay Advances	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	22,474,173.86
Interest Paid to Certificates	492,177.25
Principal Paid to Certificates	18,973,096.61
Equity Certificate	2,800,921.33
Servicing Fee	207,978.67

Balance Reconciliation

Begin Principal Balance	499,148,811.63
Principal Collections (including repurchases)	18,527,148.28
Charge off Amount	445,948.33
End Principal Balance	480,175,715.02

Collateral Performance
Cash Yield (% of beginning balance)	9.49%
Charge off Amount (% of beginning balance)	1.07%
Net Yield	8.42%

Delinquent Loans
30-59 days principal balance of loan	14,986,999.14
30-59 days number of loans	165
60-89 days principal balance of loan	4,768,964.28
60-89 days number of loans	50
90+ days principal balance of loan	15,441,575.70
90+ days number of loans	175

Loan Detail
Number Purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance Purchased pursuant to 2.02, 2.04 and 3.01
Substitution Adjustment Amounts	-
Number of HEL outstanding (BOP)	5,802
Number of HEL outstanding (EOP)	5,632
Number of Loans that went into REO	13
Principal Balance of Loans that went into REO	1,703,314.60

Overcollateralization
Begin OC Amount	142,530,364.62
OC Release Amount	0.00
Extra Principal Distribution	-
End OC Amount	142,530,364.62

Target OC Amount	142,530,364.62
Interim OC Amount	142,530,364.62
Interim OC Deficiency	-

Monthly Excess Cashflow	2,800,921.33

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Balance as Percent of Total Original Certificate Balance

Interest Calculations
1 month LIBOR	1.34000%
Class A Formula Rate (1-mo. Libor plus 37bps)	1.71000%
Class A Pass-Through Rate	1.71000%
Class M Formula Rate (1-mo. Libor plus 95bps)	2.29000%
Class M Pass-Through Rate	2.29000%
Available Funds Cap	11.32864%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	25.772823
2. Principal Distribution per $1,000	25.144250
3. Interest Distribution per $1,000	0.628573

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	1.71000%
2. Days in Accrual Period	28

3. Class A Interest Due	421,602.95
4. Class A Interest Paid	421,602.95
5. Class A Supplemental Interest Amount Paid	0.00

6. Class A Unpaid Interest Carry Forward Amount, EOP
7. Class A Unpaid Supplemental Interest Amount, EOP

C. Calculation of Class A Principal Due & Paid
1. Class A Principal Balance, BOP	316,994,700.23
2. Class A Principal Due	16,865,002.70
3. Class A Principal Paid	16,865,002.70
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount
6. Class A Principal Balance, EOP	300,129,697.53

7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP
8. Class A Certificate Balance as a % of the Pool Balance, EOP

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	25.986023
2. Principal Distribution per $1,000	25.144250
3. Interest Distribution per $1,000	0.841774

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	2.29000%
2. Days in Accrual Period	28

3. Class M Interest Due	70,574.30
4. Class M Interest Paid	70,574.30
5. Class M Supplemental Interest Amount Paid	0.00

6. Class M Unpaid Interest Carry Forward Amount, EOP
7. Class M Unpaid Supplemental Interest Amount, EOP

C. Calculation of Class M Principal Due & Paid
1. Class M Principal Balance, BOP	39,623,746.78
2. Class M Principal Due	2,108,093.91
3. Class M Principal Paid	2,108,093.91
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount
6. Class M Principal Balance, EOP	37,515,652.87

7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP
8. Class M Certificate Balance as a % of the Pool Balance, EOP